BlueLinx Investor Presentation March 2006

Safe Harbor Statement Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of its control, that may cause its business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; general economic and business conditions in the United States; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the "Risk Factors" section in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and in its periodic reports filed with the SEC. In addition, the statements in this presentation are made as of March 28, 2006. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to March 28, 2006. Use of Non-GAAP and Pro Forma* Financial Information - To supplement GAAP financial statements, the Company uses non-GAAP, or pro forma measures of operating results. This non-GAAP, or pro forma financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include non- recurring, infrequent or other non-cash charges that are not material to the ongoing performance of the Company's business. Company management uses these non-GAAP and pro forma results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

BlueLinx Investor Presentation March 2006 BlueLinx Overview Industry Dynamics Focused Growth Strategy 2005 Q4 Update Looking Forward

BlueLinx Overview: Operations « Sales Center Warehouse LSV Largest Building Products Distributor in U.S. 2005 Revenue: $5.6 Billion ~12,000 customers and 750+ suppliers Product portfolio 10,000+ SKUs 65+ warehouses; 80+ reloads Owned fleet of 900 trucks and 1,200 trailers 3,600 employees, including 1,000 sales NYSE: BXC Analysts Covering: 7 Market Cap: $492 Shares Outstanding: 30.2 Dividend/Yield: $.50/3.1% P/E (ttm) 11.2 *Based on 3/17/06 close of $16.29

BlueLinx At A Glance: Evolution of BlueLinx Growth Strategy Decentralized structure 13 warehouses Outlet for GP Plywood Diversified building products distributor Centralized, nationwide distribution transition "Masters" of the supply chain Decentralized structure 134 warehouses 1954 - 1976 1977 - 1993 1994 - 2000 2004 - Future Centralized platform supports market share growth Organic growth focus supplemented by acquisitions Value proposition: reduce supply chain costs System rationalized & centralized 63 warehouses Integrated IT systems >$400mm one- time investment by GP in systems and infrastructure BlueLinx Georgia-Pacific through May 7, 2004 Improve Gross Margin 2001 - 2003 Rationalized customer base Increased gross margin by 225 basis points

BlueLinx Overview: Positioned at the Center of Value Creation Building Products Manufacturers BlueLinx Home Improvement Centers Dealers Repair and Remodeling Residential and Non- Residential Construction Manufactured Housing / Industrial Benefits to Manufacturers Reliable channels to market Consistent production runs Limits inventory investment Allows limited number of customers Limits credit risk and receivable investment Ability to create markets for early life cycle products Benefits to Customers Reliable source of many materials Break bulk quantities Near 100% fill rates Limits vendors and inventory investment Just in time deliveries Safety stock

BlueLinx Overview:
Diversified Product, Customer & End Use Segments

Product Categories

- Hardwood plywood
- Engineered lumber
- Composite decking
- Vinyl siding
- Moulding
- Insulation
- Roofing

- Plywood
- OSB
- Lumber
- Rebar/Remesh



Specialty
38%
Structural
63%

~ 10,000 Products

Customer Categories



Home Center
Manufactured Housing
Industrial
Dealer

~ 12,000 Customers

End Use Segments



Non Residential Construction 5%
Manufactured Housing 8%
Repair & Remodeling 15%
Industrial Applications 22%
New Home Construction 50%

5 End Use Segments

7

BlueLinx Overview: Diversified Product, Vendor Relationships Diversified Product, Vendor Relationships Diversified Product, Vendor Relationships Diversified Product, Vendor Relationships Diversified Product, Vendor Relationships Diversified Product, Vendor Relationships Diversified Product, Vendor Relationships Diverse & Growing Supply Base

BlueLinx Overview: How We Think About Our Business 2000 2001 2002 2003PF 2004PF 2005 EBITDA 42 74 67 93 179 134 Adj EBITDA* 151 162 *2004 and 2005 commodity margins restated at the two-year average (see reconciliation in Appendix) EBITDA TREND Consistent EBITDA growth when normalized to eliminate the impact of commodity margin volatility.

BlueLinx Overview: Goals and Strategic Objectives Profitably grow specialty revenues to 60+ % of total sales Profitably grow structural revenues while reducing exposure to volatility Outgrow the market over the long term Be the Masters of the Supply Chain for those products we choose to distribute

BlueLinx Overview: Experienced Leadership Team Management Team Leadership Background Stephen Macadam CEO George Judd COO David Morris CFO Steve Skinner SVP Duane Goodwin SVP Dave Dalton SVP Sam Gaddis VP 6 Regional VPs RVP CEO Consolidated Container; EVP Georgia-Pacific; McKinsey & Co. VP Eastern operations, Georgia-Pacific; inside and outside sales manager, national accounts manager VP Finance, Georgia-Pacific distribution division; Kimberly- Clark CEO Peppers & Rogers Group, McKinsey & Co. Home Depot, Wal-Mart, procurement and sourcing Regional VP BlueLinx; division sales, management, Georgia-Pacific Georgia-Pacific / BlueLinx, regional account manager, director national accounts Average 20+ years of industry experience Strategy Operations Finance Business Development Supply Chain Western Region National Accounts Regional Operations/Sales

BlueLinx Investor Presentation March 2006 BlueLinx Overview Industry Dynamics Focused Growth Strategy 2005 Q4 Update Looking Forward

1991-2000 Avg 0.028 2001-2005 Avg -0.021 2006E-2015E Avg 0.024 Growing & Attractive Industry: Solid Long-Term Industry Fundamentals 1991-2000 Avg 1.4 2001-2005 Avg 1.8 2006E-2015E Avg 1.8 Annual Housing Starts (mm) Annual Growth In Other End-Use Markets 50% of Our End-Market 50% of Our End-Market Industrial Repair & Remodeling Mobile homes Non-residential Source: Research Information Systems Inc. (RISI)

Growing & Attractive Industry: Market Growth of Two-Step Distribution 2001 2002 2003 2004 Total Market Revenue 32.9 36.4 39.2 47.1 Source: Home Channel News, July 2005

BlueLinx 11.8 WY 11.1 Boise Cascade 6 North Pacific Group 4.2 Huttig 2 Other 64.6 Many Small and Medium Sized Players <$250m 100 $250m - $500m 13 $500m - $1bn 6 $1bn-$2.5bn 5 >$2.5bn 3 Number of Competitors By Revenue Growing & Attractive Industry: Largest in a Highly Fragmented Industry, Ripe for Consolidation Highly Fragmented Industry Weyerhaeuser 11.1% Boise Cascade 6.0% Universal FP 4.2% Consists of several hundred small, local distributors BlueLinx 11.8% Other 64.9% 2004 Market Share Source: Home Channel News, July 2005 Huttig BP 2.0%

BlueLinx Investor Presentation March 2006 BlueLinx Overview Industry Dynamics Focused Growth Strategy 2005 Q4 Update Looking Forward

Focused Growth Strategy: BXC's Growth Enabling Strategic Shift Continues Commodities-focused, distribution arm of manufacturer Customer-focused, solutions-driven, value- added distribution partner 55%+ structural products FROM: TO: 60%+ specialty products Structural products- driven earnings volatility Specialty products-driven stable earnings growth Developing integrated management systems Leveraging management systems to create value Volume orientation Profit orientation Managing through complex internal transformations Managing to create maximum value in the supply chain

Focused Growth Strategy: BXC Strategic Framework Mission: "Be the Masters of the Supply Chain for those products we choose to distribute." Value Proposition: Provide the lowest total cost of sales and distribution through the supply chain Drive end-user demand, thereby increasing sales for our customers and our suppliers Objectives: Gross Margin: 10+% Specialty Mix: 60+% Unit Sales: Outgrow the market Improvement Efforts Strategic Enablers Growth Initiatives Strategy Initiatives and Enablers: Gross Margin Improvement Cost Improvement Productivity Improvement Asset Management Product & Vendor Mgmt. Marketing Excellence Sales Processes & Support Information Technology Results Tracking & Accountability Talent Development & Acquisition Accelerate Specialty growth Target high-growth accounts Increase volume in high-return segments Pursue supplemental acquisitions

Focused Growth Strategy: 2005 Specialty Product Initiatives People Added seasoned experts in supply chain strategy, product procurement, and import -- Increased number of national product managers to 9 from 4 Focused support on key product areas that represent best opportunity for growth and profitability Process Improved operational agility for reacting to changing market conditions Solidified import process and capabilities Linking systems to drive increased service levels to customers, while improving productivity of assets Products Signed national composite decking distribution agreement with Louisiana-Pacific Pursuing additional agreements with L-P and other vendors Repositioned inventories to reflect business opportunities & limit exposure Acquisitions Purchased California-based Lane Stanton Vance, specialty hardwood distributor

Focused Growth Strategy: Accelerating Specialty Growth 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr % of Total Revenue 0.37 0.36 0.39 0.41 % of GM 0.53 0.61 0.54 0.55 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Structural 0.042 0.064 9.0000000013148E-03 0.002 Specialty 0.017 0.005 0.058 0.127 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Structural 0.07 0.053 0.073 0.083 Specialty 0.126 0.129 0.133 0.143

Focused Growth Strategy: Specialty Product Expansion Specialty Product Expansion Specialty Product Expansion Chosen in September by Louisiana-Pacific to nationally distribute its WeatherBest composite decking product All 1,000 BlueLinx sales employees trained and warehouses stocked within 45 days Program has potential to generate annualized revenues in excess of $100 million over the first two years Big step in expanding into additional specialty programs with L-P and other major vendors over next several years

Focused Growth Strategy: 2005 Structural Product Initiatives Focus on improved profitability and reduced risk Reduced "high risk" structural inventory by $41 million, or 18% from 2004 Cost-to-serve analysis linked to pricing optimization system Increased utilization of consignment and program inventories Expanding imports from Europe and other areas offering lowest- cost sourcing Driving OSB business through direct channel Focusing on structural products that "behave" like specialty Long-length lumber Specialty plywood MSR lumber

Focused Growth Strategy: Initiatives to Leverage Our Scaleable Platform to Drive Superior Returns Market Share Growth Goals Growth Drivers & Accelerators Increase penetration of selected high return customers (e.g. large, multi-unit chains, growing local businesses) Grow share in under- represented segments (e.g. industrials -- products used in manufacturing; cabinets & fixtures, commercial furniture, millwork) Expand product portfolio and vendor base (e.g. working with current & new vendors, adding offshore procurement capabilities) Consultative, solution-based selling Disciplined quarterly sales plans supporting promotions and new product introductions Account planning to create partnerships Align top salespeople with high potential accounts Increase product line Execute supplemental acquisitions

Focused Growth Strategy: Industrials Strategy Update Objective & Rationale Grow market share in Industrials Industrials represent ~22% of sales; currently have ~3% market share Offers high contribution margin and increases specialty product opportunities Strategy Identify & pursue "high-opportunity" geographic areas with strong manufacturing base Create tailored value proposition for key customer segments Work with suppliers to form strategic relationships & develop new products Highlights Six regional market plans currently being executed Hired China-based procurement specialist Adding cut-to-size capabilities at select facilities Working with manufacturer on new flooring product for R-V industry Secured exclusive distribution agreement based on regional market plan

Focused Growth Strategy: Outgrow the Market Over the Long Term Market Share Growth* 2002 0.104 2003 0.109 2004 0.118 Unit Volume Growth vs. End-Use Market Year over Year Change Weighted End-Use Market Growth BlueLinx Growth 2003 0.02 0.025 2004 0.047 0.082 2005 0.044 0.039 *Source: Home Channel News, July 2005

BlueLinx Investor Presentation March 2006 BlueLinx Overview Industry Dynamics Focused Growth Strategy 2005 Q4 Update Looking Forward

2005 Q4 Update (Vs. Year Ago): Executing on Our Plan Revenue: Up 10% to $1.33 billion Specialty up 13.8% - Structural up 8% Unit Volume: Total Up 5% Specialty Up 12.7% - Structural Up 0.2% Gross margin: Total 10.6% vs. 8.4% Specialty 14.3% - Structural 8.3% Inventory: Total $473.1 million, down 5.4% Specialty reduced 1.3% - Structural reduced 18.2% Net income: $14.5 million/$0.48/shr vs. loss Working capital turn days: 37 vs. year-ago 45 Total debt: down $111 million vs. year ago

BlueLinx Investor Presentation March 2006 BlueLinx Overview Industry Dynamics Focused Growth Strategy 2005 Q4 Update Looking Forward

Looking Forward: 2006 Go-Forward Initiatives Expand relationships with existing and new specialty product vendors who recognize the BlueLinx value proposition Continue and improve disciplined inventory management to help mitigate price volatility impact on structural products Target growing accounts that serve attractive high-growth markets Increase volume in under represented segments, e.g., industrials Invest in the people and processes necessary to support specialty business growth Be a patient, disciplined acquirer

Appendix TOPIC PAGE Fundamentals 31 Revenues by Quarter 32 Unit Volume Growth by Quarter 33 Market Growth by Quarter 34 Gross Margin by Quarter 35 Inventory by Quarter 36 Quarterly Volume by Region 37 Annual Volume by Region 38 Gross Margin % Analysis 39 Channel Mix Analysis 40 Structural Product Price Trends 41 Capital Structure Position 42 Balanced Liquidity Illustration 43 EBITDA Reconciliation 44-45

BlueLinx Holdings Inc. Fundamentals* TRADING NYSE: BXC 7 Analysts Providing Research Market Capitalization $492 million Shares Outstanding 30.2 million (basic) Avg. Daily Trading Vol. 208,000 (3 m) Float (%) 34 52-Week Range $16.95 (3/14/06) -- $8.25 (8/10/05) VALUATION Dividend/yield $0.50/3.1% Debt to Total Capital 75% (12/31/05) Cash per share $0.80 (12/31/05) Book value per share $6.08 (12/31/05) P/E Ratio (ttm) 11.2 Return on Equity (ttm) 27% * As of 3/17/06 closing price of $16.29, except where noted

BlueLinx Holdings Inc. Revenues by Quarter Revenues by Quarter Revenues by Quarter

BlueLinx Holdings Inc. Unit Volume Growth By Quarter Unit Volume Growth By Quarter Unit Volume Growth By Quarter

BlueLinx Holdings Inc. Market Growth By Quarter Market Growth By Quarter Market Growth By Quarter Source: Data from Resource Information Systems, Inc., or RISI, updated as of January 2006, weighed using managements estimates.

BlueLinx Holdings Inc. Gross Margin by Quarter Gross Margin by Quarter Gross Margin by Quarter

BlueLinx Holdings Inc. Inventory by Quarter Inventory by Quarter Inventory by Quarter

BlueLinx Holdings Inc. Quarterly Volume by Region *Miscellaneous consists of cash and competitive discounts, Canadian conversion, carve-out adjustments, service revenue and other miscellaneous items. $ millions (unaudited) (unaudited) (unaudited)

BlueLinx Holdings Inc. Annual Volume by Region *Miscellaneous consists of cash and competitive discounts, Canadian conversion, carve-out adjustments, service revenue and other miscellaneous items. $ millions (unaudited) (unaudited) (unaudited)

BlueLinx Holdings Inc. Gross Margin % Analysis Gross Margin % Analysis Gross Margin % Analysis

BlueLinx Holdings Inc. Revenue Channel Mix Analysis Revenue Channel Mix Analysis Revenue Channel Mix Analysis

BlueLinx Holdings Inc. Structural Products Price Trends Structural Products Price Trends Structural Products Price Trends Structural Products Price Trends Structural Products Price Trends Source: Data from Random Lengths Publications, Inc., updated as of March 17, 2006. Source: Data from Random Lengths Publications, Inc., updated as of March 17, 2006.

BlueLinx Holdings Inc.
Capital Structure Position

Debt to Total Capital Ratio of 75% is manageable

Low borrowing cost / Asset-based / Liquidity balanced

BXC Leverage -- Current State

- All low-cost asset-based borrowing
- Creates low WACC
- Liquidity balanced to working capital needs

Key Metrics

Debt as % of total capital	as of 12/31/05	75%
Revolver excess availability	as of 12/31/05	$220 mln
Average interest rate	YTD 12/31/05	6.3%
Interest expense - % of sales	YTD 12/31/05	0.8%

BXC Priorities For Free Cash Flow

- Maintain consistent dividend
- Invest in growth – where ROCE > WACC
- Pay down debt

Working On…

- Reduced debt-to-total capital ratio by 754 bp Q4'04 – Q4'05
- Negotiated amendment on revolver that reduced interest rate spreads over LIBOR by 50bp
- Pursuing mortgage refinancing at favorable long-term rates

BlueLinx

42

BlueLinx Holdings Inc. Balanced Liquidity Illustration

BlueLinx Holdings Inc. EBITDA Reconciliation (all $ in millions) 2004 FY Pro Forma (1) 2005 Q1-Q4 Actual (2) 2004 Q1-2005 Q4 Total (A) (B) (C)=(A+B) Sales $ 5,558 $ 5,622 $ 11,180 Cost of Sales 4,994 5,110 10,104 Gross Margin 564 512 1,076 Gross Margin % 10.1% 9.1% 9.6% Operating Expenses Selling, General & Administrative 385 378 763 Depreciation & Amortization 15 18 33 Total 400 396 796 Operating Income 164 116 280 Other Income/(Expense) - - - EBIT 164 116 280 Plus: Depreciation & Amortization 15 18 33 Pro Forma EBITDA $ 179 $ 134 $ 313 (1) Pro Forma as issued on p. 20 of 2004 Q4 earnings release Financial Review slides (1) Pro Forma as issued on p. 20 of 2004 Q4 earnings release Financial Review slides (1) Pro Forma as issued on p. 20 of 2004 Q4 earnings release Financial Review slides (1) Pro Forma as issued on p. 20 of 2004 Q4 earnings release Financial Review slides (1) Pro Forma as issued on p. 20 of 2004 Q4 earnings release Financial Review slides (1) Pro Forma as issued on p. 20 of 2004 Q4 earnings release Financial Review slides (2) Actual Year Ending 2005 as issued on February 15, 2006 (2) Actual Year Ending 2005 as issued on February 15, 2006 (2) Actual Year Ending 2005 as issued on February 15, 2006 (2) Actual Year Ending 2005 as issued on February 15, 2006

BlueLinx Holdings Inc. EBITDA Reconciliation (all $ in millions) 2004 FY Pro Forma 2004 FY Pro Forma 2005 Q1-Q4 Actual 2005 Q1-Q4 Actual Pro Forma EBITDA $ 179 3.2% $ 134 2.4% Pro Forma Gross Margin 564 10.1% 512 9.1% Gross margin adjustment (1) (28) (0.5%) 28 0.5% Adjusted Pro Forma Gross Margin 536 9.6% 540 9.6% Adjusted Pro Forma EBITDA (1) $ 151 2.7% $ 162 2.9% (1) Commodity gross margins restated at the two year average to eliminate the impact of commodity margin volatility (1) Commodity gross margins restated at the two year average to eliminate the impact of commodity margin volatility (1) Commodity gross margins restated at the two year average to eliminate the impact of commodity margin volatility (1) Commodity gross margins restated at the two year average to eliminate the impact of commodity margin volatility (1) Commodity gross margins restated at the two year average to eliminate the impact of commodity margin volatility (1) Commodity gross margins restated at the two year average to eliminate the impact of commodity margin volatility (1) Commodity gross margins restated at the two year average to eliminate the impact of commodity margin volatility